EXHIBIT 10.1
HILLENBRAND INDUSTRIES, INC.
PERFORMANCE BASED STOCK AWARD
(EFFECTIVE 4-5-2007)
          1. Purpose. The purpose of the Hillenbrand Industries, Inc. Stock Award (hereinafter called the “Award”) is to promote profitability and growth of Hillenbrand Industries, Inc. (the “Company”) by offering an incentive payable in Company common stock to <<fname>><<lname>> (“Employee”) who contributes to such profitability and growth.
          2. Amount of Award. The Company shall cause an account to be established in the name of the Employee (“Deferred Stock Account”), which shall be assumed to be invested in <<amount>> (<<script>>) shares (“Initial Deferred Stock Award”) of common stock, no par value, of the Company (“Common Stock”). No actual shares of Common Stock shall be held in the Deferred Stock Account, and the number of shares of Common Stock maintained in the Deferred Stock Account (“Deferred Stock”) shall be a book entry which states the number of shares of Common Stock the Employee would have a right to receive in accordance with the terms of this Award. Any stock dividends, stock splits and other similar rights inuring to Common Stock shall also be assumed to inure to the Deferred Stock, which may increase or decrease the number of shares of Deferred Stock in the Deferred Stock Account. The Initial Deferred Stock Award plus any increases or less any decreases due to stock dividends, stock splits and any other similar rights inuring to Common Stock as set forth in the preceding sentences shall herein after be referred to as the “Deferred Stock Award.”
          3. Delivery of Award.
               (a) Upon Satisfying Performance Criteria. The Company shall, subject to the Employee’s election to defer receipt, deliver to the Employee shares of Common Stock as certain performance targets (“Targets”) are satisfied as set forth in Exhibit “A” attached hereto. The Compensation and Management Development Committee of the Company’s Board of Directors (the “Committee”) shall have the complete, sole and absolute authority and discretion in determining whether any of the Targets set forth on Exhibit “A” have been satisfied, and its determination shall be final, conclusive and binding upon Employee. In determining whether any of the Targets set forth on Exhibit “A” have been satisfied, the Committee shall adjust (or normalize) actual performance consistent with how it does so for extraordinary items in its calculation of performance targets under the Company’s Short Term Incentive Cash bonus program, as such program may be in effect from time to time. In determining whether any of the Targets set forth on Exhibit “A” have been satisfied, the Committee may also adjust (or normalize) actual performance for other items and circumstances not considered in its calculation of performance targets under the Company’s Short Term Incentive Cash bonus program. The Committee may also modify any or all of the Targets set forth on Exhibit “A” in a manner that it deems equitable, in its sole discretion, in the event of acquisitions or divestitures.
               (b) Death or Disability. Upon the death of the Employee or the termination of Employee’s employment with the Company, one of its Subsidiaries (as defined in the Plan) or one of their respective divisions by reason of disability, as determined by the

Committee, after the day after the first anniversary date of the effective date of this Award (“Effective Date”) and prior to the “3-Year Performance Date” (as defined in Exhibit “A”), Deferred Stock maintained in the Deferred Stock Account shall be non-forfeitable (“Vested Deferred Stock”). Subject to the Employee’s election to defer, the Company shall deliver to the Employee shares of Common Stock equal in amount to the Vested Deferred Stock as soon as administratively possible after the Employee’s death or termination of employment on account of disability, provided that the shares of Common Stock to be delivered set forth herein (not deferred shares) shall be delivered no later than the 15th day of the third month following the end of the Company’s taxable year in which such death or termination of employment on account of disability occurred.
               (c) Termination of Employment. Except as set forth in Exhibit “A” with respect to the Employee’s retirement prior to the 3-Year Performance Date and except for Employee’s death or termination of employment on account of disability prior to the 3-Year Performance Date, upon Employee’s termination of employment for any other reason prior to the 3-Year Performance Date, the Deferred Stock maintained in the Deferred Stock Account which is not Vested Deferred Stock shall be forfeited by Employee without the payment of any consideration or further consideration by the Company, and neither Employee nor any successors, heirs, assigns or legal representatives of Employee shall thereafter have any further rights or interest in such forfeited Deferred Stock. Temporary absences from employment because of illness, vacation or leave of absence and transfers among the Company and/or any of its Subsidiaries shall not be considered terminations of employment. For purposes of this Agreement and the Plan (as defined in Section 16), the Committee shall have absolute discretion to determine the date and circumstances of termination of Employee’s employment, and its determination shall be final, conclusive and binding upon Employee.
               (d) Change of Control. Upon the occurrence of (i) a Change of Control (as defined in the Plan) or (ii) a sale, transfer or disposition of substantially all of the assets or capital stock of a Subsidiary (as defined in the Plan) or division of the Company or one of its Subsidiaries for whom the Employee is employed at the time of such Change in Control, all Deferred Stock maintained in the Deferred Stock Account shall become Vested Deferred Stock; provided however, that the separation of the Company’s Hill-Rom health care and Batesville Casket death care businesses into two separately traded public companies, as currently under evaluation by the Company’s Board of Directors, regardless of the form of the transaction or series of related transactions used to effect the bifurcation, shall not constitute a Change of Control as long as such transaction or series of transactions are approved by a majority of the Current Directors (as defined in the Plan). The Committee shall have the complete, sole and absolute authority and discretion in determining whether a Change of Control as set forth in this paragraph (d) has occurred, and its determination shall be final, conclusive and binding upon Employee. Subject to the Employee’s election to defer, the Company shall deliver to the Employee shares of Common Stock equal in amount to the Vested Deferred Stock as soon as administratively possible after the occurrence of a Change of Control as described herein, provided that the shares of Common Stock to be delivered set forth herein (not deferred shares) shall be delivered no later than the 15th day of the third month following the end of the Company’s taxable year in which such Change of Control occurs.

               (e) Common Stock To Be Delivered. The shares of Common Stock delivered to Employee shall be from shares held by the Company as treasury stock or from shares of Common Stock acquired by the Company in the open market. Any fractional shares of Vested Deferred Stock shall be rounded up to the next whole share of Vested Deferred Stock.
          4. Administration of the Award. The Committee shall administer the Award. The Committee shall have complete and full discretion in the administration and interpretation of the terms of the Award.
          5. Right to Defer Payment of Award.
               (a) Election to Defer Award. The Employee may elect to defer payment of the Award otherwise due by completing a written election and delivering such election to the Company at least one year prior to the date that Deferred Stock, with respect to which shares of Common Stock are to be delivered, becomes Vested Deferred Stock; provided however, that the completion of such written election and the delivery of such election may be at an earlier date as determined by the Committee or required by law to insure the validity of such deferral. At the end of the deferral period elected by the Employee (or within a certain period of time after the last day of the deferral period as determined by the Committee or required by law to insure the validity of the deferral), the Company, consistent with Section 3 and subject to Sections 7, 8 and 9, shall deliver to the Employee shares of Common Stock equal in number to the number of shares of Vested Deferred Stock held in the Employee’s Deferred Stock Account.
               (b) Financial Hardship. A withdrawal from the Employee’s Deferred Stock Account of Vested Deferred Stock shall be permitted prior to the termination of the deferral period in the event that the Employee experiences an “unforeseeable emergency” as such term is defined in Section 409A(a)(2)(B)(ii) of the Internal Revenue Code of 1986, as amended (“Code”), and the regulations issued therewith. The Employee must apply to the Committee for an unforeseeable emergency withdrawal and demonstrate that the circumstances being experienced were not under the Employee’s control and constitute a real emergency, which is likely to cause a severe financial hardship. The Committee shall have the authority to require such medical or other evidence as it may need to determine the necessity for the Employee’s withdrawal request. If such application for withdrawal is permitted, the amount of such withdrawal shall be limited to an amount reasonably necessary to satisfy the emergency need, and the Committee must take into account any additional compensation available. If the Employee makes a withdrawal, the amount of the Employee’s Deferred Stock Account under this Award shall be proportionately reduced to reflect the withdrawal. Also, the withholding requirements described in Section 8 shall be effected before the withdrawal. Notwithstanding anything in this Section 5(b) to the contrary, any withdrawal for any unforeseeable emergency must comply with Section 409A(a)(2)(B) of the Code.
          6. No Rights as Stockholder. Employee shall have no rights as a stockholder with respect to any shares of Common Stock covered by this Award until shares of Common Stock are delivered to the Employee pursuant to Section 3 and Section 5. Until such time, Employee shall not be entitled to dividends (except where the Employee’s Deferred Stock Account is adjusted pursuant Section 2) or to vote at meetings of the stockholders of the Company.

          7. Compliance With Securities Laws. Prior to the receipt of any certificates for shares of Common Stock pursuant to this Award, Employee (or Employee’s beneficiary or legal representative upon Employee’s death or disability) shall enter into such additional written representations, warranties and Awards as the Company may reasonably request in order to comply with applicable securities laws or with this Award.
          8. Stock Ownership Guidelines. Employee (or Employee’s beneficiary or legal representative upon the Employee’s death or disability) shall be bound by the “Stock Ownership Guidelines” of the Company as may be in effect from time to time, and the Deferred Stock Award shall not be counted towards the Employee’s satisfaction of such Stock Ownership Guidelines, as they may exist or be modified from time to time.
          9. Withholding. Any payment of Common Stock under this Award shall be subject to applicable federal and state withholding requirements. Hence, unless the Employee delivers a check to the Company equal to the required minimum withholding, the number of shares distributed shall be reduced to meet the Employee’s applicable minimum withholding requirements.
          10. Designation of Beneficiary. The Employee shall be permitted to provide to the Committee a beneficiary designation for receipt of his or her Award after death. If the Employee fails to designate a beneficiary, or if the designated beneficiary predeceases the Employee, the Award shall be paid to the deceased Employee’s spouse, if living, or if such spouse is not living, to the deceased Employee’s estate.
          11. Adjustments. If there is a change in the outstanding shares of the Common Stock by reason of any stock dividend or split, re-capitalization, merger, consolidation, spin-off, reorganization, combination or exchange of shares or other similar corporate change occurring after the effective date of this Award, the Committee shall adjust the number of shares of Common Stock subject to the Award to reflect the change, and such adjustment shall be conclusive and binding upon the Employee and the Company.
          12. Non-Transferability.
               (a) The Deferred Stock, the Deferred Stock Account and the Vested Deferred Stock may not be sold, assigned, transferred, exchanged, pledged, hypothecated, or otherwise encumbered and no such sale, assignment, transfer, exchange, pledge, hypothecation, or encumbrance, whether made or created by a voluntary act of the Employee or any agent of the Employee or by operation of law, shall be recognized by, or be binding upon, or shall in any manner affect the rights of, the Company, its successors or any agent thereof.
               (b) No amounts payable under the Award shall be transferable by the Employee other than by his designation of a beneficiary pursuant to Section 10. The amounts payable under the Award shall be exempt from the claims of creditors of the Employee and from all orders, decrees, levies and executions and any other legal process to the fullest extent that may be permitted by law.

          13. Amendments to Award. The Award may only be modified upon the mutual agreement of the Company and the Employee.
          14. Source of Benefit Payments. The payment of the Award to the Employee shall be paid solely from the general assets of the Company. Until the actual delivery of the shares of Common Stock, the Employee shall not have any interest in any specific assets of the Company, including shares of Common Stock, under the terms of the Award. The Award shall not be considered to create an escrow account, trust fund or other funding arrangement of any kind, or a fiduciary relationship between the Employee and the Company. Until such time of payment, no shares of the Common Stock shall be set aside by the Company for the Award.
          15. Successors and Assigns.
               (a) This Award is personal to the Employee and without the prior written consent of the Company shall not be assignable by the Employee except by will or the laws of descent and distribution. This Award shall inure to the benefit of and be enforceable by the Employee’s guardian and legal representatives.
               (b) This Award shall inure to the benefit of and be binding upon the Company and its successors and assigns.
               (c) The Company shall require any successor (whether direct or indirect, by purchase, merger, consolidation or otherwise) to all or substantially all of the business and/or assets of the Company to assume expressly and agree to perform this Award in the same manner and to the same extent that the Company would be required to perform it if no such succession had taken place.
          16. Award Subject to Plan. This Award is subject to the terms of the Hillenbrand Industries, Inc. Stock Incentive Plan (“Plan”). The terms and provisions of the Plan (including any subsequent amendments thereto) are hereby incorporated herein by reference. In the event of a conflict between any terms and provisions contained herein and the terms or provisions of the Plan, the applicable terms or provisions of the Plan will govern and prevail, except that any terms and provisions contained herein that are different than those contained in the Plan and are, nonetheless, permitted by the Plan will govern.
          17. Governing Law. This Award shall be governed by and construed in accordance with the internal laws of the State of Indiana without reference to principles of conflict of laws. The captions of this Award are not part of the provisions hereof and shall have no force or effect. This Award may not be amended or modified except by a written Award executed by the parties hereto or their respective successors and legal representatives.
          18. Severability. The invalidity or unenforceability of any provision of this Award shall not affect the validity or enforceability of any other provision of this Award.

          19. No Waiver. The failure of the Employee or the Company to insist upon strict compliance with any provision of this Award or the failure to assert any right the Employee or the Company may have under this Award shall not be deemed to be a waiver of such provision or right or any other provision or right of this Award.
          20. Entire Award. The Employee and the Company acknowledge that this Award supersedes any prior agreement between the parties with respect to the subject matter of this Award.
          21. Counterparts. This Award may be executed in counterparts, which together shall constitute one and the same original.
Effective Date: 4-5-2007

HILLENBRAND INDUSTRIES, INC.

By:

John H. Dickey
Vice President, Human Resources

Accepted:

<<fname>><<lname>>

EXHIBIT A
FOR THE EXECUTIVES OF HILLENBRAND INDUSTRIES, INC.
PERFORMANCE TARGETS AND
SHARE DELIVERY UPON TARGET ACHIEVEMENT
I. PERFORMANCE OVER A 3-YEAR PERIOD
(A) For the period commencing on Oct. 1, 2006 and ending on Sept. 30, 2009 (“3-Year Performance Date”), the following Targets apply:
Hill-Rom Sales Target:
Hill-Rom Operating Income Target:
Hill-Rom Return on Assets Employed: ___, (collectively, the “3-Year Hill-Rom Targets”).
     (1) If all three of the 3-Year Hill-Rom Targets are satisfied, the Company shall, subject to Employee’s election to defer receipt, deliver to Employee shares of Common Stock, no later than seventy-five (75) days following the 3-Year Performance Date, equal to 70% of the number of shares of Deferred Stock in the Employee’s Deferred Stock Account on the 3-Year Performance Date.
     (2) If two of the 3-Year Hill-Rom Targets are satisfied, the Company shall, subject to Employee’s election to defer receipt, deliver to Employee shares of Common Stock, no later than seventy-five (75) days following the 3-Year Performance Date, equal to 46-2/3% of the number of shares of Deferred Stock in the Employee’s Deferred Stock Account on the 3-Year Performance Date.
     (3) If one of the 3-Year Hill-Rom Targets is satisfied, the Company shall, subject to Employee’s election to defer receipt, deliver to Employee shares of Common Stock, no later than seventy-five (75) days following the 3-Year Performance Date, equal to 23-1/3% of the number of shares of Deferred Stock in the Employee’s Deferred Stock Account on the 3-Year Performance Date.
(B) Additionally, for the period commencing on Oct. 1, 2006 and ending on the 3-Year Performance Date, the following Targets apply:
Batesville Casket Sales Target:
Batesville Casket Operating Income Target:
     (1) If both of the 3-Year Batesville Casket Targets are satisfied, the Company shall, subject to Employee’s election to defer receipt, deliver to Employee shares of Common Stock, no later than seventy-five (75) days following the 3-Year Performance Date, equal to 30% of the number of shares of Deferred Stock in the Employee’s Deferred Stock Account on the 3-Year Performance Date.

     (2) If one of the 3-Year Batesville Casket Targets is satisfied, the Company shall, subject to Employee’s election to defer receipt, deliver to Employee shares of Common Stock, no later than seventy-five (75) days following the 3-Year Performance Date, equal to 15% of the number of shares of Deferred Stock in the Employee’s Deferred Stock Account on the 3-Year Performance Date.
II. PERFORMANCE OVER A 2-YEAR PERIOD
(A) For the period commencing on Oct. 1, 2006 and ending on Sept. 30, 2008 (“2-Year Performance Date), the following Targets apply:
Hill-Rom Sales Target:
Hill-Rom Operating Income Target:
Hill-Rom Return on Assets Employed: ___%, (collectively, the “2-Year Hill-Rom Targets”).
     (1) If all three of the 2-Year Hill-Rom Targets are satisfied, the Company shall, subject to the Employee’s election to defer receipt, deliver to Employee shares of Common Stock, no later than seventy-five (75) days following the 2-Year Performance Date, equal to 14% of the Employee’s Deferred Stock Award on the 2-Year Performance Date.
     (2) If two of the 2-Year Hill-Rom Targets are satisfied, the Company shall, subject to Employee’s election to defer receipt, deliver to Employee shares of Common Stock, no later than seventy-five (75) days following the 2-Year Performance Date, equal to 9-1/3% of the Employee’s Deferred Stock Award on the 2-Year Performance Date.
     (3) If one of the 2-Year Hill-Rom Targets is satisfied, the Company shall, subject to Employee’s election to defer receipt, deliver to Employee shares of Common Stock, no later than seventy-five (75) days following the 2-Year Performance Date, equal to 4-2/3% of the Employee’s Deferred Stock Award on the 2-Year Performance Date.
(B) Additionally, for the period commencing on Oct. 1, 2006 and ending on the 2-Year Performance Date, the following Targets apply:
Batesville Casket Sales Target:
Batesville Casket Operating Income Target:
     (1) If both of the 2-Year Batesville Casket Targets are satisfied, the Company shall, subject to the Employee’s election to defer receipt, deliver to Employee shares of Common Stock, no later than seventy-five (75) days following the 2-Year Performance Date, equal to 6% of the Employee’s Deferred Stock Award on the 2-Year Performance Date.
     (2) If one of the 2-Year Batesville Casket Targets is satisfied, the Company shall, subject to Employee’s election to defer receipt, deliver to Employee shares of Common Stock, no later than seventy-five (75) days following the 2-Year Performance Date, equal to 3% of the Employee’s Deferred Stock Award on the 2-Year Performance Date.

III. PERFORMANCE OVER A 1-YEAR PERIOD
(A) For the period commencing on Oct. 1, 2006 and ending on Sept. 30, 2007 (“1-Year Performance Date”), the following Targets apply:
Hill-Rom Sales Target:
Hill-Rom Operating Income Target:
Hill-Rom Return on Assets Employed: ___%, (collectively, the “1-Year Hill-Rom Targets”).
     (1) If all three of the 1-Year Hill-Rom Targets are satisfied, the Company shall, subject to the Employee’s election to defer receipt, deliver to Employee shares of Common Stock, no later than seventy-five (75) days following the 1-Year Performance Date, equal to 14% of the Employee’s Deferred Stock Award on the 1-Year Performance Date.
     (2) If two of the 1-Year Hill-Rom Targets are satisfied, the Company shall, subject to Employee’s election to defer receipt, deliver to Employee shares of Common Stock, no later than seventy-five (75) days following the 1-Year Performance Date, equal to 9-1/3% of the Employee’s Deferred Stock Award on the 1-Year Performance Date.
     (3) If one of the 1-Year Hill-Rom Targets is satisfied, the Company shall, subject to Employee’s election to defer receipt, deliver to Employee shares of Common Stock, no later than seventy-five (75) days following the 1-Year Performance Date, equal to 4-2/3% of the Employee’s Deferred Stock Award on the 1-Year Performance Date.
     (B) Additionally, for the period commencing on Oct. 1, 2006 and ending on the 1-Year Performance Date, the following Targets apply:
Batesville Casket Sales Target:
Batesville Casket Operating Income Target:
     (1) If both of the 1-Year Batesville Casket Targets are satisfied, the Company shall, subject to the Employee’s election to defer receipt, deliver to Employee shares of Common Stock, no later than seventy-five (75) days following the 1-Year Performance Date, equal to 6% of the Employee’s Deferred Stock Award on the 1-Year Performance Date.
     (2) If one of the 1-Year Batesville Casket Targets is satisfied, the Company shall, subject to Employee’s election to defer receipt, deliver to Employee shares of Common Stock, no later than seventy-five (75) days following the 1-Year Performance Date, equal to 3% of the Employee’s Deferred Stock Award on the 1-Year Performance Date.

IV. RETIREMENT.
If Employee’s employment with the Company, one of its Subsidiaries or one of their respective divisions terminates by reason of retirement after attaining age fifty-five and completing five (5) years of employment (“Retirement”) and such Retirement occurs after the day following the first anniversary date of the Effective Date, but prior to the second anniversary date of the Effective Date, the Company shall, subject to Employee’s election to defer receipt, deliver shares of Common Stock, no later than seventy-five (75) days following the 3-Year Performance Date, equal to 25% of the Deferred Stock to be delivered to Employee under I. above, and the remaining 75% of the Deferred Stock shall be forfeited.
If Employee’s Retirement occurs on or after the second anniversary date of the Effective Date, but prior to the 3-Year Performance Date, the Company shall, subject to Employee’s election to defer receipt, deliver shares of Common Stock, no later than seventy-five (75) days following the 3-Year Performance Date, equal to 50% of the Deferred Stock to be delivered to Employee under I. above, and the remaining 50% of the Deferred Stock shall be forfeited.
V. VESTED DEFERRED STOCK.
The Deferred Stock, which becomes deliverable upon satisfying the Targets set forth in I., II. and III. above or which becomes deliverable on account of Retirement as set forth in IV. above, is “Vested Deferred Stock” until shares of Common Stock are delivered as set forth above.

EXHIBIT A
FOR THE EXECUTIVES OF HILL-ROM COMPANY
PERFORMANCE TARGETS AND
SHARE DELIVERY UPON TARGET ACHIEVEMENT
I. PERFORMANCE OVER A 3-YEAR PERIOD
For the period commencing on October 1, 2006 and ending on September 30, 2009 (“3-Year Performance Date”), the following Targets apply:
Hill-Rom Sales Target:
Hill-Rom Operating Income Target:
Hill-Rom Return of Assets Employed: ___%, (collectively, the “3-Year Targets”).
(A) If all three of the 3-Year Targets are satisfied, the Company shall, subject to Employee’s election to defer receipt, deliver to Employee shares of Common Stock, no later than seventy-five (75) days following the 3-Year Performance Date, equal to 100% of the number of shares of Deferred Stock in the Employee’s Deferred Stock Account on the 3-Year Performance Date.
(B) If two of the 3-Year Targets are satisfied, the Company shall, subject to Employee’s election to defer receipt, deliver to Employee shares of Common Stock, no later than seventy-five (75) days following the 3-Year Performance Date, equal to 66-2/3% of the number of shares of Deferred Stock in the Employee’s Deferred Stock Account on the 3-Year Performance Date.
(C) If one of the 3-Year Targets is satisfied, the Company shall, subject to Employee’s election to defer receipt, deliver to Employee shares of Common Stock, no later than seventy-five (75) days following the 3-Year Performance Date, equal to 33-1/3% of the number of shares of Deferred Stock in the Employee’s Deferred Stock Account on the 3-Year Performance Date.
II. PERFORMANCE OVER A 2-YEAR PERIOD
For the period commencing on October 1, 2006 and ending on September 30, 2008 (“2-Year Performance Date), the following Targets apply:
Hill-Rom Sales Target:
Hill-Rom Operating Income Target:
Hill-Rom Return of Assets Employed: ___%, (collectively, the “2-Year Targets”).
(A) If all three of the 2-Year Targets are satisfied, the Company shall, subject to the Employee’s election to defer receipt, deliver to Employee shares of Common Stock, no later than seventy-five (75) days following the 2-Year Performance Date, equal to 20% of the Employee’s Deferred Stock Award on the 2-Year Performance Date.

(B) If two of the 2-Year Targets are satisfied, the Company shall, subject to Employee’s election to defer receipt, deliver to Employee shares of Common Stock, no later than seventy-five (75) days following the 2-Year Performance Date, equal to 13-1/3% of the Employee’s Deferred Stock Award on the 2-Year Performance Date.
(C) If one of the 2-Year Targets is satisfied, the Company shall, subject to Employee’s election to defer receipt, deliver to Employee shares of Common Stock, no later than seventy-five (75) days following the 2-Year Performance Date, equal to 6-2/3% of the Employee’s Deferred Stock Award on the 2-Year Performance Date.
III. PERFORMANCE OVER A 1-YEAR PERIOD
For the period commencing on October 1, 2006 and ending on September 30, 2007 (“1-Year Performance Date”), the following Targets apply:
Hill-Rom Sales Target:
Hill-Rom Operating Income Target:
Hill-Rom Return of Assets Employed: ___%, (collectively, the “1-Year Targets”).
(A) If all three of the 1-Year Targets are satisfied, the Company shall, subject to the Employee’s election to defer receipt, deliver to Employee shares of Common Stock, no later than seventy-five (75) days following the 1-Year Performance Date, equal to 20% of the Employee’s Deferred Stock Award on the 1-Year Performance Date.
(B) If two of the 1-Year Targets are satisfied, the Company shall, subject to Employee’s election to defer receipt, deliver to Employee shares of Common Stock, no later than seventy-five (75) days following the 1-Year Performance Date, equal to 13-1/3% of the Employee’s Deferred Stock Award on the 1-Year Performance Date.
(C) If one of the 1-Year Targets is satisfied, the Company shall, subject to Employee’s election to defer receipt, deliver to Employee shares of Common Stock, no later than seventy-five (75) days following the 1-Year Performance Date, equal to 6-2/3% of the Employee’s Deferred Stock Award on the 1-Year Performance Date.
IV. RETIREMENT.
If Employee’s employment with the Company, one of its Subsidiaries or one of their respective divisions terminates by reason of retirement after attaining age fifty-five and completing five (5) years of employment (“Retirement”) and such Retirement occurs after the day following the first anniversary date of the Effective Date, but prior to the second anniversary date of the Effective Date, the Company shall, subject to Employee’s election to defer receipt, deliver shares of Common Stock, no later than seventy-five (75) days following the 3-Year Performance Date, equal to 25% of the Deferred Stock to be delivered to Employee under I. above, and the remaining 75% of the Deferred Stock shall be forfeited.

If Employee’s Retirement occurs on or after the second anniversary date of the Effective Date, but prior to the 3-Year Performance Date, the Company shall, subject to Employee’s election to defer receipt, deliver shares of Common Stock, no later than seventy-five (75) days following the 3-Year Performance Date, equal to 50% of the Deferred Stock to be delivered to Employee under I. above, and the remaining 50% of the Deferred Stock shall be forfeited.
     V. VESTED DEFERRED STOCK.
The Deferred Stock, which becomes deliverable upon satisfying the Targets set forth in I., II. and III. above or which becomes deliverable on account of Retirement as set forth in IV. above, is “Vested Deferred Stock” until shares of Common Stock are delivered as set forth above.

EXHIBIT A
FOR THE EXECUTIVES OF BATESVILLE CASKET COMPANY
PERFORMANCE TARGETS AND
SHARE DELIVERY UPON TARGET ACHIEVEMENT
I. PERFORMANCE OVER A 3-YEAR PERIOD
For the period commencing on Oct. 1, 2006 and ending on Sept. 30, 2009 (“3-Year Performance Date”), the following Targets apply:
Batesville Casket Sales Target:
Batesville Casket Operating Income Target:
(A) If both of the 3-Year Targets are satisfied, the Company shall, subject to Employee’s election to defer receipt, deliver to Employee shares of Common Stock, no later than seventy-five (75) days following the 3-Year Performance Date, equal to 100% of the number of shares of Deferred Stock in the Employee’s Deferred Stock Account on the 3-Year Performance Date.
(B) If one of the 3-Year Targets is satisfied, the Company shall, subject to Employee’s election to defer receipt, deliver to Employee shares of Common Stock, no later than seventy-five (75) days following the 3-Year Performance Date, equal to 50% of the number of shares of Deferred Stock in the Employee’s Deferred Stock Account on the 3-Year Performance Date.
II. PERFORMANCE OVER A 2-YEAR PERIOD
For the period commencing on Oct. 1, 2006 and ending on Sept. 30, 2008 (“2-Year Performance Date), the following Targets apply:
Batesville Casket Sales Target:
Batesville Casket Operating Income Target:
(A) If both of the 2-Year Targets are satisfied, the Company shall, subject to the Employee’s election to defer receipt, deliver to Employee shares of Common Stock, no later than seventy-five (75) days following the 2-Year Performance Date, equal to 20% of the Employee’s Deferred Stock Award on the 2-Year Performance Date.
(B) If one of the 2-Year Targets is satisfied, the Company shall, subject to Employee’s election to defer receipt, deliver to Employee shares of Common Stock, no later than seventy-five (75) days following the 2-Year Performance Date, equal to 10% of the Employee’s Deferred Stock Award on the 2-Year Performance Date.

III. PERFORMANCE OVER A 1-YEAR PERIOD
For the period commencing on Oct. 1, 2006 and ending on Sept 30, 2007 (“1-Year Performance Date”), the following Targets apply:
Batesville Casket Sales Target:
Batesville Casket Operating Income Target:
(A) If both of the 1-Year Targets are satisfied, the Company shall, subject to the Employee’s election to defer receipt, deliver to Employee shares of Common Stock, no later than seventy-five (75) days following the 1-Year Performance Date, equal to 20% of the Employee’s Deferred Stock Award on the 1-Year Performance Date.
(B) If one of the 1-Year Targets is satisfied, the Company shall, subject to Employee’s election to defer receipt, deliver to Employee shares of Common Stock, no later than seventy-five (75) days following the 1-Year Performance Date, equal to 10% of the Employee’s Deferred Stock Award on the 1-Year Performance Date.
IV. RETIREMENT.
If Employee’s employment with the Company, one of its Subsidiaries or one of their respective divisions terminates by reason of retirement after attaining age fifty-five and completing five (5) years of employment (“Retirement”) and such Retirement occurs after the day following the first anniversary date of the Effective Date, but prior to the second anniversary date of the Effective Date, the Company shall, subject to Employee’s election to defer receipt, deliver shares of Common Stock, no later than seventy-five (75) days following the 3-Year Performance Date, equal to 25% of the Deferred Stock to be delivered to Employee under I. above, and the remaining 75% of the Deferred Stock shall be forfeited.
If Employee’s Retirement occurs on or after the second anniversary date of the Effective Date, but prior to the 3-Year Performance Date, the Company shall, subject to Employee’s election to defer receipt, deliver shares of Common Stock, no later than seventy-five (75) days following the 3-Year Performance Date, equal to 50% of the Deferred Stock to be delivered to Employee under I. above, and the remaining 50% of the Deferred Stock shall be forfeited.
V. VESTED DEFERRED STOCK.
The Deferred Stock, which becomes deliverable upon satisfying the Targets set forth in I., II. and III. above or which becomes deliverable on account of Retirement as set forth in IV. above, is “Vested Deferred Stock” until shares of Common Stock are delivered as set forth above.